As filed with the Securities and Exchange Commission on September 6, 2002

                                                     Registration Nos. 333-70963
                                                                       811-09201
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                   POST-EFFECTIVE AMENDMENT NO. 7 TO FORM S-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                  ------------
                            COLI VUL-2 SERIES ACCOUNT
                              (Exact Name of Trust)

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                               (Name of Depositor)

                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
          (Complete Address of Depositor's Principal Executive Offices)

                               William T. McCallum
                      President and Chief Executive Officer
                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
                (Name and Complete Address of Agent for Service)

Copies to:
James F. Jorden, Esq.                        Beverly A. Byrne, Esq.
Jorden Burt LLP                              Counsel
1025 Thomas Jefferson Street, N.W.           Great-West Life & Annuity Insurance Company
Washington, D.C.  20007-5208                 8515 East Orchard Road
                                             Greenwood Village, Colorado  80111

                                  ------------
         It is proposed that this filing will become effective (check appropriate box):

        [X] immediately upon filing pursuant to paragraph (b) of Rule 485.

        [ ] on           pursuant to paragraph (b) of Rule 485.
              ---------

        [  ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

        [  ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                   -----------

Title of securities being offered - variable portion of flexible premium variable universal life insurance policies.
                                   ----------

Approximate date of proposed public offering:  continuous.

[ ] Check this box if it is proposed that this filing will become effective on
(date) at (time) pursuant to Rule 487.

                                EXPLANATORY NOTE

This post-effective amendment no. 7 to the registration statement on Form S-6 (the "Registration Statement") is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended, to supplement the Registration Statement (post-effective amendment no. 6) with a supplement to the prospectus, dated May 1, 2002. This post-effective amendment no. 7 relates only to the supplement filed herein and does not otherwise delete, amend, or supersede any information contained in the Registration Statement, except as expressly provided in the supplement.

                         Key Business VUL -- Prospectus
           A Flexible Premium Variable Universal Life Insurance Policy
             offered by Great-West Life & Annuity Insurance Company
                in connection with its COLI VUL-2 Series Account

                    Supplement dated September 6, 2002 to the
                       Prospectus for the Key Business VUL
                                dated May 1, 2002

On Page 2 of the prospectus, in the first sentence please delete the reference to 43 investment divisions and replace the reference to 46 investment divisions and add the following to the list of Funds in which the Divisions currently invest:

         STI Classic Variable Trust
         Capital Appreciation Fund
         Growth and Income Fund
         Small Cap Value Equity Fund

All references in the Prospectus to "43 Divisions" or "43 investment divisions" should read "46 Divisions" or "46 investment options," as appropriate.

On Page 11 of the prospectus, within the Table of Fees and Expenses of the Funds, add the following:


-------------------------------------------------------- ------------- ---------- -------------- --------------- --------------
                                                          Management   Other       Gross Total      Less Fee       Net Total
                                                             Fees      Expenses      Annual        Waivers &        Annual
                         Fund                                                       Operating       Expense        Operating
                                                                                    Expenses     Reimbursement     Expenses
-------------------------------------------------------- ------------- ---------- -------------- --------------- --------------
STI Classic Variable Trust
o        Capital Appreciation Fund                          1.15%        0.29%        1.44%          0.29%          1.15%18
-------------------------------------------------------- ------------- ---------- -------------- --------------- --------------
o        Growth and Income Fund                             0.90%        2.32%        3.22%          2.02%          1.20%19
-------------------------------------------------------- ------------- ---------- -------------- --------------- --------------
o        Small Cap Value Equity Fund                        1.15%        0.76%        1.91%          0.71%          1.20%20
-------------------------------------------------------- ------------- ---------- -------------- --------------- --------------

18 STI Capital Appreciation Fund: The Fund's adviser voluntarily waived a portion of the fees in order to keep total operating expenses at a specified level. The fee waiver will remain in place as of the date of this supplement, but the adviser may discontinue all or part of this fee waiver at any time.
19 STI Growth and Income Fund: The Fund's adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.20% for a period of one year from May 1, 2002.
20 STI Small Cap Value Equity Fund: The Fund's adviser voluntarily waived a portion of the fees in order to keep total operating expenses at a specified level. The fee waiver will remain in place as of the date of this supplement, but the adviser may discontinue all or part of this fee waiver at any time.

On Page 17 of the prospectus, add the following:

STI Classic Variable Trust (advised by Trusco Capital Management, Inc.)

         STI Capital Appreciation Fund seeks to provide capital appreciation. It generally invests primarily in U.S. common stocks and other equity securities that the Fund's adviser believes have strong business fundamentals, such as revenue growth, cash flows, and earnings trends.

         STI Growth and Income Fund seeks to provide long-term capital appreciation with current income as a secondary investment goal. It generally invests primarily in equity securities, including common stocks of domestic companies and listed American Depositary Receipts (ADRs) of foreign companies, all with market capitalizations of at least $1 billion. However, the average market capitalization can vary throughout a full market cycle and will be flexible to allow the Fund's adviser to capture market opportunities.

         STI Small Cap Value Equity Fund seeks to achieve capital appreciation with current income as a secondary investment goal. It generally invests at least 80% of its net assets in common stocks of small-sized U.S. companies (i.e., companies with market capitalizations under $2 billion). In selecting investments, the Fund's adviser chooses companies that it believes are undervalued in the market.



On Page 106 of the prospectus, please add the following:

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME
[Dollars in Thousands]

===================================================================================================================
[Unaudited]
                                                    Three Months Ended                     Six Months Ended
                                                         June 30,                              June 30,
                                             ---------------------------------- -- ----------------------------------
REVENUES:                                        2002                2001               2002               2001
                                             --------------     ---------------    ---------------     --------------

  Premium                                $         259,488  $         262,900   $       549,009    $        597,330
  Fee income                                       233,264            231,601           460,008             482,850
  Net investment income                            234,582            243,009           462,500             482,029
  Net realized gains on
    Investments                                      1,667              1,264             7,908               8,932
                                             --------------     ---------------    ---------------     --------------

                                                   729,001            738,774         1,479,425           1,571,141
                                             --------------     ---------------    ---------------     --------------
BENEFITS AND EXPENSES:

  Life and other policy benefits                   240,856            246,676           451,184             531,916
  Increase (decrease) in reserves                  (14,367)           (12,656)           25,227              29,315
  Interest paid or credited to
    contractholders                                125,129            133,038           251,029             266,822
  Provision for policyholders'
    share of earnings
   on participating business (loss)                     (7)               723               922               2,311
  Dividends to policyholders                        16,088             16,165            40,290              39,526
                                             --------------     ---------------    ---------------     --------------

                                                   367,699            383,946           768,652             869,890
                                             --------------     ---------------    ---------------     --------------
  Commissions                                       59,102             46,951            98,539              94,230
  Operating expenses                               175,083            212,319           371,056             412,805
  Premium taxes                                      9,547              6,447            15,347              13,586
  Special charges                                                     127,040                               127,040
                                             --------------     ---------------    ---------------     --------------

                                                   611,431            776,703         1,253,594           1,517,551
                                             --------------     ---------------    ---------------     --------------
INCOME BEFORE INCOME
  TAXES                                            117,570            (37,929)          225,831              53,590
PROVISION FOR INCOME
  TAXES:
  Current                                           37,307             44,686            44,169              57,725
  Deferred                                              80            (60,941)           28,592             (41,911)
                                             --------------     ---------------    ---------------     --------------

                                                    37,387            (16,255)           72,761              15,814
                                             --------------     ---------------    ---------------     --------------

NET INCOME                               $          80,183  $         (21,674)  $       153,070    $         37,776
                                             ==============     ===============    ===============     ==============



See notes to consolidated financial statements.




         GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
[Dollars in Thousands]
===================================================================================================================

                                                                             June 30,               December 31,
         ASSETS                                                                2002                     2001
                                                                        --------------------    ---------------------
                                                                            [unaudited]
INVESTMENTS:
   Fixed maturities available-for-sale, at fair value
      (amortized cost $9,423,071 and $9,904,453)                    $         10,178,902     $        10,116,175
  Mortgage loans on real estate (net of allowances
    of $57,654 and $57,654)                                                      522,105                 613,453
  Common stock, at fair value (cost $89,225 and $74,107)                          91,119                  73,344
  Real estate                                                                      3,852                  11,838
  Policy loans                                                                 3,090,399               3,000,441
  Short-term investments, available-for-sale
    (cost $501,923 and $427,398)                                                 502,135                 424,730
                                                                        --------------------    ---------------------

    Total investments                                                         14,388,512              14,239,981

OTHER ASSETS:
  Cash                                                                           361,310                 213,731
  Reinsurance receivable                                                         312,501                 282,352
  Deferred policy acquisition costs                                              268,027                 275,570
  Investment income due and accrued                                              115,627                 130,775
  Amounts receivable related to uninsured accident
    and health plan claims (net of allowances of
    $41,200 and $53,431)                                                          79,592                  89,533
  Premiums in course of collection (net of allowances
    of $14,495 and $22,217)                                                       72,007                  99,811
 Deferred income taxes                                                           101,801                 149,140
 Other assets                                                                    725,498                 745,617
  SEPARATE ACCOUNT ASSETS                                                     11,916,664              12,584,661
                                                                        --------------------    ---------------------





TOTAL ASSETS                                                        $         28,341,539     $        28,811,171
                                                                        ====================    =====================

                                                                                                    (continued)




         GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
[Dollars in Thousands]
===================================================================================================================

                                                                             June 30,               December 31,
LIABILITIES AND STOCKHOLDER'S EQUITY                                           2002                     2001
------------------------------------
                                                                        --------------------    ---------------------
                                                                            [unaudited]
POLICY BENEFIT LIABILITIES:

  Policy reserves                                                   $         12,273,499     $        12,211,496
  Policy and contract claims                                                     396,431                 401,389
  Policyholders' funds                                                           280,253                 242,916
  Provision for policyholders' dividends                                          75,744                  74,740
  Undistributed earnings on participating business                               165,927                 163,086

GENERAL LIABILITIES:
  Due to GWL                                                                      40,101                  41,874
  Due to GWL&A Financial Inc.                                                    256,400                 251,059
  Repurchase agreements                                                          315,698                 250,889
  Commercial paper                                                                98,521                  97,046
  Other liabilities                                                              951,128               1,021,541
  SEPARATE ACCOUNT LIABILITIES                                                11,916,664              12,584,661
                                                                        --------------------    ---------------------

    Total liabilities                                                         26,770,366              27,340,697
                                                                        --------------------    ---------------------

STOCKHOLDER'S EQUITY:

  Preferred stock, $1 par value, 50,000,000 shares
    authorized; 0 shares issued and outstanding
  Common stock, $1 par value; 50,000,000 shares
    authorized; 7,032,000 shares issued and outstanding                            7,032                   7,032
  Additional paid-in capital                                                     716,508                 712,801
  Accumulated other comprehensive income                                         110,787                  76,507
  Retained earnings                                                              736,846                 674,134
                                                                        --------------------    ---------------------

    Total stockholder's equity                                                 1,571,173               1,470,474
                                                                        --------------------    ---------------------





TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                          $         28,341,539     $        28,811,171
                                                                        ====================    =====================

See notes to consolidated financial statements.                                                     (Concluded)




         GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
[Dollars in Thousands]
===================================================================================================================
[Unaudited]
                                                                                      Six Months Ended
                                                                                          June 30,
                                                                        ---------------------------------------------
OPERATING ACTIVITIES:                                                          2002                     2001
                                                                        --------------------    ---------------------

  Net income                                                        $            153,070     $            37,776
  Adjustments to reconcile net income to net cash
    provided by operating activities:
    Gain allocated to participating policyholders                                    922                   2,311
    Amortization of investments                                                  (37,991)                (38,330)
    Realized gains on disposal of investments
      and write-downs of mortgage loans and real estate                           (7,908)                 (8,932)
    Amortization                                                                  19,834                  24,519
    Deferred income taxes                                                         28,592                 (41,911)
    Write-off of Goodwill                                                                                 23,040
  Changes in assets and liabilities:
    Policy benefit liabilities                                                   197,437                 111,767
    Reinsurance receivable                                                       (30,149)                  7,398
    Accrued interest and other receivables                                        52,893                 202,792
    Other, net                                                                   (67,325)               (280,174)
                                                                        --------------------    ---------------------

    Net cash provided by operating activities                                    309,375                  40,256
                                                                        --------------------    ---------------------

INVESTING ACTIVITIES:

  Proceeds from sales, maturities, and redemptions
    of investments:
    Fixed maturities available-for-sale
        Sales                                                                  3,013,838               2,747,351
        Maturities and redemptions                                               699,609                 629,040
    Mortgage loans                                                               102,047                  76,757
    Real estate                                                                    1,800                 103,038
    Common stock                                                                   7,347                  19,600
  Purchases of investments:
    Fixed maturities held-to-maturity                                         (3,699,276)             (3,532,344)
    Mortgage loans
    Real estate                                                                   (2,243)               (104,407)
    Common stock                                                                 (15,372)                (24,769)
                                                                        --------------------    ---------------------

    Net cash provided by (used in) investing activities                          107,750                 (85,734)
                                                                        --------------------    ---------------------




                                                                                                    (continued)




         GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
[Dollars in Thousands]
===================================================================================================================
[Unaudited]
                                                                                      Six Months Ended
                                                                                          June 30,
                                                                        ---------------------------------------------
FINANCING ACTIVITIES:                                                          2002                     2001
                                                                        --------------------    ---------------------

  Contract withdrawals, net of deposits                             $           (249,040)    $           (86,787)
  Net GWL repayments                                                              (1,773)                (22,955)
  Net GWL&A Financial (repayments) borrowings                                      5,341                  23,629
  Dividends paid                                                                 (90,358)                (94,461)
  Commercial paper borrowings, net                                                 1,475                   1,070
  Repurchase agreements borrowings, net                                           64,809                 231,402
                                                                        --------------------    ---------------------

    Net cash (used in) provided by financing activities                         (269,546)                 51,898
                                                                        --------------------    ---------------------

NET INCREASE IN CASH                                                             147,579                   6,420

CASH, BEGINNING OF YEAR                                                          213,731                 153,977
                                                                        --------------------    ---------------------

CASH, END OF PERIOD                                                 $            361,310     $           160,397
                                                                        ====================    =====================









See notes to consolidated financial statements.                                                     (Concluded)





GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
FOR THE SIX MONTHS ENDED JUNE 30, 2002 [Dollars in Thousands]
=================================================================================================
[Unaudited]
                                                                                             Accumulated
                                                                                Additional      Other
                                 Preferred Stock           Common Stock          Paid-in    Comprehensive    Retained
                               --------------------   -----------------------
                               Shares      Amount      Shares       Amount       Capital    Income (Loss)    Earnings       Total
                               --------   ---------   ----------   ----------   ----------  --------------   ----------   ----------

BALANCE, JANUARY 1, 2002            0  $       0      7,032,000 $    7,032   $   712,801  $     76,507    $  674,134   $  1,470,474

  Net income                                                                                                 153,070       153,070
  Other comprehensive income                                                                    34,280                      34,280
                                                                                                                          ----------
Total comprehensive income                                                                                                 187,350
                                                                                                                          ----------
Dividends                                                                                                    (90,358)      (90,358)
Income tax benefit on stock
  compensation                                                                     3,707                                     3,707
                               --------   ---------   ----------   ----------   ----------  --------------   ----------   ----------

BALANCE, JUNE 30, 2002              0  $       0      7,032,000 $    7,032   $   716,508  $    110,787    $  736,846   $  1,571,173
                               ========   =========   ==========   ==========   ==========  ==============   ==========   ==========








See notes to consolidated financial statements.


         GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
[Amounts in Thousands]
================================================================================
[Unaudited]

1.       BASIS OF PRESENTATION

         The consolidated financial statements and related notes of Great-West Life & Annuity Insurance Company (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America applicable to interim financial reporting and do not include all of the information and footnotes required for complete financial statements. However, in the opinion of management, these statements include all normal recurring adjustments necessary for a fair presentation of the results. These financial statements should be read in conjunction with the audited consolidated financial statements and the accompanying notes included in the Company's latest annual report on Form 10-K for the year ended December 31, 2001.

         Operating results for the six months ended June 30, 2002 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2002.

2.       NEW ACCOUNTING PRONOUNCEMENTS

         On June 29, 2001, Statement No. 142, "Goodwill and Other Intangible Assets" (SFAS No. 142) was approved by the FASB. SFAS No. 142 changes the accounting for goodwill and certain other intangibles from an amortization method to an impairment-only approach. Amortization of goodwill, including goodwill recorded in past business combinations, will cease upon adoption of this statement. The Company implemented SFAS No. 142 on January 1, 2002. Adoption of this statement did not have a material impact on the Company's financial position or results of operations.

         In August 2001, the FASB issued Statement No.144 "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS No.144). SFAS No.144 supercedes current accounting guidance relating to impairment of long-lived assets and provides a single accounting methodology for long-lived assets to be disposed of, and also supercedes existing guidance with respect to reporting the effects of the disposal of a business. SFAS No.144 was adopted January 1, 2002 without a material impact on the Company's financial position or results of operations.

         In April 2002, the FASB issued Statement No. 145 "Rescission of FASB No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections" (SFAS No. 145). FASB No. 4 required all gains or losses from extinguishment of debt to be classified as extraordinary items net of income taxes. SFAS No. 145 requires that gains and losses from extinguishment of debt be evaluated under the provision of Accounting Principles Board Opinion No. 30, and be classified as ordinary items unless they are unusual or infrequent or meet the specific criteria for treatment as an extraordinary item. This statement is effective January 1, 2003. The Company does not expect this statement to have a material effect on the Company's financial position or results of operations.

         In July 2002, the FASB issued Statement No. 146 " Accounting for Costs Associated With Exit or Disposal Activities" (SFAS No. 146). This statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." This statement requires recognition of a liability for a cost associated with an exit or disposal activity when the liability is incurred, as opposed to when the entity commits to an exit plan under EITF 94-3. SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The Company does not expect this statement to have a material impact on the Company's financial position or results of operations.

3.       OTHER

         In the second quarter of 2001, the Company recorded a $127 million special charge, ($80.9 million, net of tax) related to Alta Health & Life Insurance Company (Alta). The principal components of the charge include a $46 million premium deficiency reserve related to under-pricing on the block of business, a $29 million reserve for doubtful premium receivables, a $28 million reserve for doubtful accident and health plan claim receivables, and $24 million decrease in goodwill and other. Alta was acquired by the Company on July 8, 1998. During 1999 and 2000 the Alta business continued to be run as a free-standing unit but was converted to the Company's system and accounting processes. This conversion program resulted in significant issues related to pricing, underwriting, and administration of the business. The Company has decided to transition Alta business to other Company products. All Alta sales and administration staff have become employees of the Company and the underwriting functions will be conducted by the underwriting staff of the Company.

         The Company is involved in various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings should not have a material adverse effect on its financial position or results of operations.

         Certain reclassifications have been made to the 2001 financial statements to conform to the 2002 presentation.

On Page 109 of the prospectus, please delete Appendix C and replace with the following:

                 Appendix C -- Sample Hypothetical Illustrations

Illustrations of Death Benefits, Surrender Values And Accumulated Premiums

The illustrations in this Prospectus have been prepared to help show how values under the Policy change with investment performance. The illustrations on the following pages illustrate the way in which a Policy Year's death benefit, Account Value and Cash Surrender Value could vary over an extended period of time. They assume that all premiums are allocated to and remain in the Series Account for the entire period shown and are based on hypothetical gross annual investment returns for the Funds (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6%, and 12% over the periods indicated.

The Account Values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below such averages for individual Policy Years. The values would also be different depending on the allocation of a Policy's total Account Value among the Divisions of the Series Account, if the actual rates of return averaged 0%, 6% or 12%, but the rates of each Fund varied above and below such averages.

The amounts shown for the death benefits and Account Values take into account all charges and deductions imposed under the Policy based on the assumptions set forth in the tables below. These include the Expense Charges Applied to Premium, the Daily Risk Percentage charged against the Series Account for mortality and expense risks, the Monthly Service Charge and the Monthly Cost of Insurance. The Expense Charges Applied to Premium is equal to a guaranteed maximum of 6.5% for sales load and a guaranteed maximum of 3.5% to cover our federal tax obligations and the applicable local and state premium tax. The current level of these charges is 5.5% (for Policy Years 1 through 10 only) and 3.5%, respectively.

The Daily Risk Percentage charged against the Series Account for mortality and expense risks is an annual effective rate of 0.40% for the first five Policy Years, 0.25% for Policy Years 6 through 20, and 0.10% thereafter and is guaranteed not to exceed an annual effective rate of 0.90%. The Monthly Service Charge is $10.00 per month for first three Policy Years and $7.50 per Policy Month for all Policy Years thereafter. This Charge is guaranteed not to exceed $15 per Policy Month.

The amounts shown in the tables also take into account the Funds' advisory fees and operating expenses, which are assumed to be at an annual rate of 0.85% of the average daily net assets of each Fund. This is based upon a simple average of the advisory fees and expenses of all the Funds for the most recent fiscal year taking into account any a-applicable expense caps or expense reimbursement arrangements. Actual fees and expenses that you will incur may be more or less than 0.85%, and will vary from year to year. See "Charges and Deductions -- Fund Expenses" in this prospectus and the prospectuses for the Funds for more information on Fund expenses. The gross annual rates of investment return of 0%, 6% and 12% correspond, on a current basis, to net annual rates of -1.24%, 4.68%, and 10.61%, respectively, during the first five Policy Years, -1.09%, 4.84%, and10.78%, respectively, for Policy Years 6 through 20, and -0.95%, 5.00% and 10.94%, respectively, thereafter.

The hypothetical returns shown in the tables do not reflect any charges for income taxes against the Series Account since no charges are currently made. If, in the future, such charges are made, in order to produce the illustrated death benefits, Account Values and Cash Surrender Values, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by a sufficient amount to cover the tax charges.

The second column of each table shows the amount that would accumulate if an amount equal to each premium were invested and earned interest, after taxes, at 5% per year, compounded annually.

We will furnish upon request a comparable table using any specific set of circumstances. In addition to a table assuming Policy charges at their maximum, we will furnish a table assuming current Policy charges.


                                                           TABLE 1
                                         Great-West Life & Annuity Insurance Company
                                                  COLI VUL-2 Series Account
                                                        Male, Age 45
                                                $1,000,000 Total Face Amount
                                                  Annual Premium $12,524.03
                                                   Death Benefit Option 1
                                                   Current Policy Charges

                          Hypothetical 0% Gross Investment        Hypothetical 6% Gross           Hypothetical 12% Gross
                                  Return Net -1.24%            Investment Return Net 4.74%     Investment Return Net 10.72%
             Premiums
             Paid Plus
  Policy    interest At  Contract  Surrender    Death     Contract   Surrender     Death     Contract   Surrender  Death
                                                                                                                   -----
   Year     5% Per Year    Value     Value     Benefit      Value      Value      Benefit     Value       Value     Benefit
   ----     -----------    -----     -----     -------      -----      -----      -------     -----       -----     -------
    1         13,150      10,431     11,057   1,000,000      11,080              1,000,000    11,730     12,433    1,000,000
                                                                       11,745
    2         26,958      20,158     21,166   1,000,000      22,088              1,000,000     24,096     25,301   1,000,000
                                                                       23,192
    3         41,456      29,201     30,369   1,000,000      33,034              1,000,000     37,183      38,670  1,000,000
                                                                       34,355
    4         56,679      37,608     38,736   1,000,000      43,958              1,000,000     51,117    52,651    1,000,000
                                                                       45,277

    5         72,663      44,004     44,884   1,000,000    53,451      54,520    1,000,000    64,554     65,846    1,000,000
    6         89,447      49,976     50,476   1,000,000    63,071      63,702    1,000,000    79,140     79,931    1,000,000
    7         107,069     55,353     55,353   1,000,000    72,639      72,639    1,000,000    94,804     94,804    1,000,000
    8         125,573     60,142     60,142   1,000,000    82,162      82,162    1,000,000   111,689     111,689   1,000,000
    9         145,002     64,465     64,465   1,000,000    91,762      91,762    1,000,000   130,067     130,067   1,000,000

    10        165,402     68,216     68,216   1,000,000    101,343    101,343    1,000,000   150,020     150,020   1,000,000
    11        186,823     74,070     74,070   1,000,000    113,607    113,607    1,000,000   174,427     174,427   1,000,000
    12        209,314     79,456     79,456   1,000,000    126,109    126,109    1,000,000   201,211     201,211   1,000,000
    13        232,930     84,382     84,382   1,000,000    138,874    138,874    1,000,000   230,672     230,672   1,000,000
    14        257,727     88,855     88,855   1,000,000    151,930    151,930    1,000,000   263,148     263,148   1,000,000

    15        283,763     92,772     92,772   1,000,000    165,203    165,203    1,000,000   298,930     298,930   1,000,000
    16        311,101     96,033     96,033   1,000,000    178,620    178,620    1,000,000   338,636     338,636   1,000,000
    17        339,807     98,537     98,537   1,000,000    192,110    192,110    1,000,000   381,855     381,855   1,000,000
    18        369,947     100,077   100,077   1,000,000    205,504    205,504    1,000,000   429,813     429,813   1,000,000
    19        401,595     100,549   100,549   1,000,000    218,731    218,731    1,000,000   482,811     482,811   1,000,000
    20        434,825     99,848     99,848   1,000,000    231,717    231,717    1,000,000   541,532     541,532   1,000,000

  Age 60      283,763     92,772     92,772   1,000,000    165,203    165,203    1,000,000   298,930     298,930   1,000,000
  Age 65      434,825     99,848     99,848   1,000,000    231,717    231,717    1,000,000   541,532     541,532   1,000,000
  Age 70      627,622     92,898     92,898   1,000,000    308,495    308,495    1,000,000   952,348     952,348   1,475,406
  Age 75      873,686     56,671     56,671   1,000,000    390,624    390,624    1,000,000  1,609,757   1,609,757  2,262,481

         :
Notes:
(1)      "0" values in the "Contract Value," "Surrender Value" and "Death Benefit" columns indicate Policy lapse.
(2)       Assumes a $12,524.03 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.
(3)       Assumes that no policy loans have been made. Excessive loans or partial withdrawals may cause your Policy to lapse due to insufficient Account Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return.
Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a policy owner, and the different investment rates of return for the Funds. The Cash Surrender
Value and death benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy
Years. They would also be different if any policy loans or partial withdrawals were made. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.






                                                                 TABLE 2
                                               Great-West Life & Annuity Insurance Company
                                                        COLI VUL-2 Series Account
                                                              Male, Age 45
                                                      $1,000,000 Total Face Amount
                                                        Annual Premium $12,524.03
                                                         Death Benefit Option 1
                                                        Guaranteed Policy Charges

                                      Hypothetical 0% Gross       Hypothetical 6% Gross Investment        Hypothetical 12% Gross
                                   Investment Return Net -1.73%           Return Net 4.22%             Investment Return Net 10.16%
                         Premiums
                         Paid Plus
 Policy          interest At  Contract  Surrender    Death     Contract   Surrender     Death     Contract   Surrender  Death
                                                                                                                        -----
  Year           5% Per Year    Value     Value     Benefit     Value       Value      Benefit     Value       Value     Benefit
  ----           -----------    -----     -----     -------     -----       -----      -------     -----       -----     -------
   1               13,150       6,555     6,947    1,000,000    7,075       7,499     1,000,000    7,598       8,054    1,000,000
   2               26,958      12,555     13,183   1,000,000    13,994      14,694    1,000,000    15,500     16,275    1,000,000
   3               41,456      18,133     18,858   1,000,000    20,878      21,713    1,000,000    23,871     25,826    1,000,000
   4               56,679      23,296     23,995   1,000,000    27,730      28,562    1,000,000    32,767     33,750    1,000,000

   5               72,663      27,938     28,497   1,000,000    34,434      35,124    1,000,000    42,129     42,972    1,000,000
   6               89,447      32,070     32,390   1,000,000    40,993      41,403    1,000,000    52,018     52,538    1,000,000
   7               107,069     35,586     35,586   1,000,000    47,287      47,287    1,000,000    62,380     62,380    1,000,000
   8               125,573     38,384     38,384   1,000,000    53,195      53,195    1,000,000    73,165     73,165    1,000,000
   9               145,002     40,474     40,474   1,000,000    58,707      58,707    1,000,000    84,434     84,434    1,000,000

   10              165,402     41,752     41,752   1,000,000    63,696      63,696    1,000,000    96,143     96,143    1,000,000
   11              186,823     42,114     42,114   1,000,000    68,032      68,032    1,000,000   108,250     108,250   1,000,000
   12              209,314     41,567     41,567   1,000,000    71,686      71,686    1,000,000   120,822     120,822   1,000,000
   13              232,930     40,002     40,002   1,000,000    74,518      74,518    1,000,000   133,830     133,830   1,000,000
   14              257,727     37,420     37,420   1,000,000    76,489      76,489    1,000,000   147,352     147,352   1,000,000

   15              283,763     33,707     33,707   1,000,000    77,441      77,441    1,000,000   161,372     161,372   1,000,000
   16              311,101     28,741     28,741   1,000,000    77,207      77,207    1,000,000   175,879     175,879   1,000,000
   17              339,807     22,395     22,395   1,000,000    75,604      75,604    1,000,000   190,868     190,868   1,000,000
   18              369,947     14,536     14,536   1,000,000    72,431      72,431    1,000,000   206,343     206,343   1,000,000
   19              401,595      4,783     4,783    1,000,000    67,239      67,239    1,000,000   222,116     222,116   1,000,000
   20              434,825        0         0      1,000,000    59,766      59,766    1,000,000   238,191     238,191   1,000,000

 Age 60            283,763     33,707     33,707   1,000,000    77,441      77,441    1,000,000   161,372     161,372   1,000,000
 Age 65            434,825        0         0      1,000,000    59,766      59,766    1,000,000   238,191     238,191   1,000,000
 Age 70            627,622        0         0      1,000,000      0           0       1,000,000   321,492     321,492   1,000,000
 Age 75            873,686        0         0      1,000,000      0           0       1,000,000   402,374     402,374   1,000,000

Notes:
(3)      "0" values in the "Contract Value," "Surrender Value" and "Death Benefit" columns indicate Policy lapse.
(4)       Assumes a $12,524.03 premium is paid at the beginning of each Policy Year. Values will be different if premiums are paid with a different frequency or in different amounts.
(4)       Assumes that no policy loans have been made. Excessive loans or partial withdrawals may cause your Policy to lapse due to insufficient Account Value.

The hypothetical investment rates of return are illustrative only, and should not be deemed a representation of past or future investment rates of return.
Actual investment results may be more or less than those shown, and will depend on a number of factors, including the investment allocations by a policy owner, and the different investment rates of return for the Funds. The Cash Surrender
Value and death benefit for a Policy would be different from those shown if the actual rates of investment return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy
Years. They would also be different if any policy loans or partial withdrawals were made. No representations can be made that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time.


                                   SIGNATURES

As required by the Securities Act of 1933, the registrant certifies that it meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf in the City of Greenwood Village, State of Colorado, on the 6th day of September, 2002.

                                    COLI VUL-2 SERIES ACCOUNT
                                  (Registrant)

                                    BY: GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                                   (Depositor)



                                    BY:     /s/ W.T. McCallum
                                            -----------------
                                            W.T. McCallum
                                            President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


/s/ R. Gratton*
R. Gratton*                         Chairman of the Board              September 6, 2002


/s/ W.T. McCallum
W.T. McCallum                       President, Chief Executive         September 6, 2002
                                    Officer and Director

/s/ M.T.G. Graye
M.T.G. Graye                        Chief Financial Officer            September 6, 2002


/s/ J. Balog*
J. Balog*                           Director                           September 6, 2002


/s/ J.W. Burns*
J.W. Burns*                         Director                           September 6, 2002


/s/ O.T. Dackow*
O.T. Dackow*                        Director                           September 6, 2002


/s/ A. Desmarais*
A. Desmarais*                       Director                           September 6, 2002


/s/ P. Desmarais, Jr.*
P. Desmarais, Jr.*                  Director                           September 6, 2002



/s/ K.P. Kavanagh*
K.P. Kavanagh*                      Director                            September 6, 2002


/s/ W. Mackness*
W. Mackness*                        Director                           September 6, 2002


/s/ J.E.A. Nickerson*
J.E.A. Nickerson*                   Director                           September 6, 2002


/s/ P.M. Pitfield*
P.M. Pitfield*                      Director                           September 6, 2002


/s/ M. Plessis-Belair*
M. Plessis-Belair*                  Director                           September 6, 2002


/s/ B.E. Walsh*
B.E. Walsh*                         Director                           September 6, 2002


*By:  /s/ D.C. Lennox
D.C. Lennox, Attorney-in-Fact pursuant to Powers of Attorney filed under Registrant's Pre-Effective Amendment No. 1 to Form S-6, filed with the Securities and Exchange Commission on June 23, 1999.

                                  EXHIBIT INDEX


6.       Actuarial Opinion and Consent

Exhibit 6 - Actuarial Opinion and Consent

August 27, 2002

Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Greenwood Village, Colorado 80111

Re:  COLI VUL-2 Series Account of
     Great-West Life & Annuity Insurance Company
     Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 File No. 333-70963

Ladies and Gentlemen:

This opinion is furnished in connection with the filing of Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 (file No. 333-70963) (the "Registration Statement") which covers premiums expected to be received under flexible premium variable universal life insurance policies (the "Policies") to be offered by Great-West Life & Annuity Insurance Company (the "Company"). The prospectus included in the Registration Statement describes the Policy, which will be offered by the Company in each State where it has been approved by appropriate State insurance authorities. I am familiar with the Policy form and the Registration Statement and Exhibits thereto.

In my capacity as Vice President of the Company, I have provided actuarial advice concerning:

The preparation of the Registration Statement to be filed by the Company and its COLI VUL-2 Series Account with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Policies: and

The preparation of the Policy forms for the Policy described in the Registration Statement.

It is my professional opinion that:

1. The hypothetical illustrations of death benefits, account value, cash surrender value and total premiums paid plus interest at 5 percent shown in the prospectus, based on the assumptions stated in the illustration are consistent with the provisions of the Policy. The rate structure of the Policy has not been designed so as to make the relationship between premium and benefits, as shown in the illustrations included, appear to be correspondingly more favorable to prospective buyers than other illustrations which could have been provided at other combinations of ages, sex of the insured, death benefit option and amount, definition of life insurance test, premium class, and premium amounts. Insured of other premium classes may have higher costs of insurance charges.

2. All other numerical examples shown in the prospectus are consistent with the Policy and our practices, and have not been designed to appear more favorable to prospective buyers than other examples which could have been provided.

I hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and the use of my name under the heading "Experts" in the prospectus.

Sincerely,

/s/ Ron Laeyendecker

Ron Laeyendecker, F.S.A., M.A.A.A.
Vice President
Life Insurance Markets